Exhibit 99.1

Tauriga Sciences Inc. Signs Definitive Agreement to Acquire Synthetic Biology Developer Pilus Energy LLC

NEW YORK, Nov. 25, 2013 (GLOBE NEWSWIRE) -- Tauriga Sciences Inc. (OTCQB:TAUG) or ("Tauriga" or "the Company"), a diversified company focused on generating profitable revenues through license agreements and the development of a proprietary technology platform in the nanorobotics space, has today announced the execution of a definitive agreement to acquire Cincinnati, Ohio based Pilus Energy LLC ("Pilus Energy"), a developer of alternative cleantech energy platforms using proprietary microbial solutions that creates electricity while consuming polluting molecules from wastewater. Upon consummation of the proposed reverse merger, which has been unanimously ratified by Tauriga's board of directors, Pilus Energy will become a wholly-owned subsidiary of Tauriga. In addition certain advisors of Pilus Energy will be incorporated into the existing management team of Tauriga and will report directly to the Company's CEO, Seth M. Shaw and COO, Dr. Stella M. Sung.

Pilus Energy LLC utilizes a proprietary clean technology to convert industrial customer "wastes" into value. This waste-to-value ("WTV") proposition provides customers with substantial revenue-generating and cost-saving opportunities. Pilus Energy is converging digester, fermenter, scrubber, and other proven technologies into a scalable Electrogenic Bioreactor ("EBR") platform. This transformative technology is the basis of the Pilus Cell™. The EBR harnesses genetically enhanced bacteria, also known as bacterial robots, or BactoBots™, that remediate water, harvest direct current (DC) electricity, and produce economically important gases. The EBR accomplishes this through bacterial metabolism, specifically cellular respiration of nearly four hundred carbon and nitrogen molecules. Pilus Energy's highly metabolic bacteria are non-pathogenic. Because of the mediated biofilm formation, these wastewater-to-value BactoBots resist heavy metal poisoning, swings of pH, and survive in a 4-to-45 degree Celsius temperature range. Additionally the BactoBots are anaerobically and aerobically active, even with low BOD/COD.

Under terms of this definitive agreement, each membership unit of Pilus Energy will be converted into warrants exercisable for common stock of Tauriga. In addition, Tauriga anticipates the appointment of new directors and officers following the proposed acquisition.

The main closing terms include the issuance of warrants exercisable for an aggregate of 100,000,000 shares of TAUG common stock to the members of Pilus Energy, the successful completion by Tauriga of a $2,250,000 USD capital raise, which the Company has a maximum of 180 days to complete, and the satisfactory completion of comprehensive due diligence by Tauriga, among other closing conditions. As a condition to the transaction, Pilus Energy will obtain an exclusive license to the technology described above from Bacterial Robotics LLC, the parent of Pilus Energy.

The requisite capital raise, mentioned above as a main closing term, is specifically for the purpose of funding two distinct Pilus Energy pilot programs, which if successful, could result in significant high margin revenues for the Company over the coming years. These two planned pilot programs, ready to be initiated upon closing, are with Fortune 500 Company Anheuser-Busch InBev ("Anheuser-Busch"), a global brewing company, engaged in the production, marketing, distribution, and sale of beer, and the Metropolitan Sewer District ("MSD") of Greater Cincinnati, which serves the wastewater removal and treatment needs of over 800,000 residents and businesses in Hamilton County, Ohio.

Jason E. Barkeloo, currently the President of Pilus Energy, will elected to the Company's business advisory board and will continue to serve as CEO of Bacterial Robotics LLC ("Bacterial Robotics"), an existing strategic partner of Tauriga's developing a bacterial robot ("BactoBot™") for the nuclear power industry. Tauriga continues to make excellent progress in the development of the nuclear energy BactoBot ("NuclearBot™") and the Company's merger with Pilus Energy will not result in a loss of focus or momentum with respect to these efforts.

Tauriga's CEO Seth M. Shaw commented, "The completion of this definitive merger agreement marks a major milestone for both companies and their stockholders and their shared goals of commercializing industry specific bacterial robots to benefit both industry and society. The quality of the relationships developed by Pilus Energy is a testament to both their innovative technology platform and talented management team and affiliates. Additionally the completion of this merger would provide Tauriga with a powerful business model capable of producing significant recurring revenues with a strong built in net profit margin."

Pilus Energy's outgoing President, Jason E. Barkeloo stated, "The management team of Tauriga has demonstrated the level of commitment, competency, and integrity required to successfully commercialize the cutting edge technology being developed and tested by Pilus Energy. Once the pilot programs are funded, the potential for revenue generation and profitability is quite compelling. I look forward to working closely with the combined management team to create lasting shareholder value and establishing a high growth business."

The Global 100 law firm, Nixon Peabody LLP represented Tauriga Sciences Inc. on this definitive merger agreement with Pilus Energy LLC and will continue to represent the company moving forward. The Company anticipates the closing of this merger during the first calendar quarter of 2014 but will continue to update shareholders on developments that may affect the ultimate closing date.

About Tauriga Sciences, Inc.:

Tauriga Sciences, Inc. (TAUG) is a diversified company focused on generating profitable revenues through license agreements and the development of a proprietary technology platform in the nano-robotics space. The mission of the Company is to acquire and build a diversified portfolio of cutting edge technology assets that is capital efficient and of significant value to the shareholders. The Company's business model includes the acquisition of licenses, equity stakes, rights on both an exclusive and non-exclusive basis, and entire businesses. Management is firmly committed to building lasting shareholder value in the short, intermediate, and long terms. The Company's new corporate website can be found at (www.tauriga.com).

About Pilus Energy LLC

A developer of alternative cleantech energy solutions, Pilus Energy is developing microbial solutions that clean polluting molecules from wastewater. In the process, the technology generates electricity and produces economically important gases and chemicals. Pilus Energy licenses a low-cost, scalable electrogenic bioreactor platform and wastewater-to-value BactoBots. Pilus Energy will also derive additional revenues from carbon and renewable energy credits (REC). For more information, please visit Pilus Energy's web site, (www.pilusenergy.com).

About Bacterial Robotics LLC

An early developer in the emerging evolutionary engineering industry, Bacterial Robotics is headquartered in Cincinnati, Ohio (USA). The Company specializes in identifying markets for developing and deploying BactoBots™ and ViruBots™; microscopic organism-based robots that produce, build, sense, and perform functions.

The Company's products will be protected by a proprietary genetics rights management (GeRM™) key system. The GeRM system is a consumable additive that prevents the BactoBots against theft or release into the environment. The GeRM enables the Company to gain licensing revenues from the local manufacture and distribution of its BactoBots. For more information on Bacterial Robotics, visit its web site at http://BacterialRobotics.com.

DISCLAIMER:

Forward-Looking Statements: Except for statements of historical fact, this news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation expectations, beliefs, plans and objectives regarding the development, use and marketability of products. Such forward-looking statements are based on present circumstances and on TAUG's predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, and are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to successfully develop and market products, consumer and business consumption habits, the ability to fund operations and other factors over which TAUG has little or no control. Such forward-looking statements are made only as of the date of this release, and TAUG assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements. Risks, uncertainties and other factors are discussed in documents filed from time to time by TAUG with the Securities and Exchange Commission. This press release does not and shall not constitute an offer to sell or the solicitation of any offer to buy any of the securities, nor shall there be any sale of the securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Securities Act and applicable state securities laws.

Tauriga Sciences, Inc.:
Mr. Seth M. Shaw
Chairman & Chief Executive Officer
Tauriga Sciences, Inc.
www.tauriga.com
New York: +1-917-796-9926
Montreal: +1-514-840-3697
Email: sshaw@tauriga.com

Bacterial Robotics LLC
Jason E. Barkeloo
Chief Executive Officer
Cincinnati:  +1-513-252-2901
Twitter:  @BactoBot at http://twitter.com/BactoBot
Info:   http://BacterialRobotics.com/contact/
Email:  info@BacterialRobotics.com